Exhibit 99.1
TERM SHEET

The below terms set forth the material terms of the parties' agreement to settle the action captioned In re Virgin Media Inc. Shareholders Litigation, Index No. 650537/2013 (the “Action”), pending execution of a more formal stipulation and agreement of settlement (the “Stipulation”). The parties intend this Term Sheet to be a binding agreement.

1.	Liberty Global will enter into the Waiver Letter Agreement attached hereto as Exhibit A.

2.
Within 48 hours after the parties enter into this Term Sheet, Virgin Media and Liberty Global (collectively, “Defendants”) will amend the proxy or issue a Form 8-K to address the Plaintiffs' disclosure claims with respect to the topics listed on Schedule 1 hereto. The specific changes to be made to the proxy will be negotiated by the parties in good faith.

3.
Plaintiffs agree to provide customary released parties, including, but not limited to, Defendants, their affiliates, and their financial advisors a full release of all claims that were asserted or that could have been asserted by Virgin Media shareholders in connection with the allegations and events described in the Action, and Defendants agree to provide Plaintiffs, Virgin Media's shareholders, and their counsel a full release of all claims arising out of the institution, prosecution and settlement of the Action. The parties agree to, in good faith, negotiate releases that are consistent with those agreed to by their respective counsel in similar litigation.

4.	The settlement is subject to the approval of the Supreme Court of the State of New York, County of New York (the “Court”) and is not effective until Court approval becomes final and non-appealable.

5.	Defendants assume the cost of, and administrative responsibility for, issuing notice of the settlement to Virgin Media's shareholders, regardless of whether the settlement is approved by the Court.

6.
The parties have agreed to defer any discussions regarding Plaintiffs' application for a fee and expense award until after the execution of this Term Sheet. However, the parties agree that Plaintiffs' counsel have earned a right to an award of attorneys' fees and expenses, that the Stipulation will contain a standard “quick pay” provision, and that the Company or the Company's insurers, and/or the Company's successor in interest, shall be solely responsible for any fee and expense award.

7.	The parties shall use their best efforts to draft the Stipulation and all accompanying settlement documentation by June 3, 2013.

8.
Immediately following execution of this Term Sheet, the parties shall jointly request that the Court stay this Action. Plaintiffs and their counsel shall take no action to prosecute this or any other action concerning the transaction between Virgin Media, Inc. and Liberty Global, Inc. during the pendency of good faith settlement negotiations of this Action. The foregoing shall not prevent any party from enforcing the terms of this Term Sheet.

9.
Plaintiffs and Defendants agree to submit a joint request to the Court as soon as possible after the execution of the Term Sheet requesting that the Court adjourn the time for Defendants to file their opposition to the Plaintiffs' motion for a preliminary injunction without date and to take the scheduled preliminary injunction hearing from the Court's calendar.

10.
This Term Sheet may be executed in counterparts, including by signature transmitted by facsimile or email. Each counterpart when so executed shall be deemed to be an original, and all such counterparts together shall constitute the same instrument. This Term Sheet shall be deemed to have been executed on the date set forth below.

Dated:        New York, New York
May 23, 2013

FRIED, FRANK, HARRIS, SHRIVER
& JACOBSON LLP

By:  /s/ David B. Hennes
William G. McGuinness
David B. Hennes
One New York Plaza
New York, NY 10004
Telephone: (212) 859-8000
Facsimile

Attorneys for Defendants Virgin Media Inc., James F. Mooney, Neil A. Berkett, Charles L. Allen, James A. Chiddix, Andrew J. Cole, William R. Huff, Gordon D. McCallum, Eamonn O'Hare, John N. Rigsby, Steven J. Simmons, Doreen A. Toben, and George R. Zoffinger

BERNSTEIN LITOWITZ BERGER
& GROSSMANN LLP

By:/s/ Mark Lebovitch
Mark Lebovitch
Amy Miller
Jeroen van Kwawegen
1285 Avenue of the Americas
New York, NY 10019
Telephone: (212) 554-1400
Facsimile: (212) 554-1444

Co-Lead Counsel for Plaintiffs

SHEARMAN & STERLING LLP

By: _ /s/ Paula H. Anderson_____
Alan S. Goudiss
Paula H. Anderson
Edward G. Timlin
599 Lexington Avenue
New York, New York 10022
Telephone: (212) 848-4000
Facsimile: (212) 848-7179

Attorneys for Defendants Liberty Global, Inc., Lynx Europe Limited, Lynx US MergerCo 1 LLC, Lynx US MergerCo 2 LLC, Viper US MergerCo 1 LLC, and Viper US MergerCo 2 LLC

ROBBINS GELLER RUDMAN & DOWD LLP

By:/s/ Mark S. Reich
Samuel H. Rudman
Mark S. Reich
Michael G. Capeci
58 South Service Road, Suite 200
Melville, New York 11747
Telephone: (631) 367-7100
Facsimile: (631) 367-1173

Co-Lead Counsel for Plaintiffs

Exhibit A
CONFIDENTIAL
FOR SETTLEMENT DISCUSSION PURPOSES ONLY
[LIBERTY GLOBAL LETTERHEAD]
May [__], 2013
Virgin Media Inc.
General Counsel
65 Bleecker Street, 6th Floor New York, New York 10012
Ladies and Gentlemen:
Reference is made to the Agreement and Plan of Merger dated as of February 5, 2013, as amended on March 6, 2013, (the “Merger Agreement”) by and among Liberty Global, Inc., Liberty Global plc (f/k/a Lynx Europe Limited), Lynx US MergerCo 1 LLC, Lynx US MergerCo2, Viper US MergerCo 1 LLC, Viper US MergerCo 2 LLC (all of the foregoing, collectively, “LGI”) and Virgin Media Inc. (“VMI”). Capitalized terms used herein without definition shall have the same meanings as specified in the Merger Agreement.
Pursuant to that certain Term Sheet, dated May 23, 2013, among [     ] and Section 7.5 of the Merger Agreement, LGI hereby acknowledges and agrees to the following waivers of its rights under the Merger Agreement:

a.
if a termination fee is payable by VMI pursuant to Section 7.3(b)(ii) or (iii) of the Merger Agreement, LGI hereby agrees to accept an amount equal to $370,000,000 in satisfaction of VMI's obligations with respect thereto and waives its right to receive any amount in excess of $370,000,000;

b.
notwithstanding any rights and claims of LGI to the contrary under Section 5.2 of the Merger Agreement or otherwise, and without limiting VMI's existing rights under the Merger Agreement, the Company Board may determine that a Company Acquisition Proposal could reasonably be expected to lead to a Company Superior Proposal:

i.
whether or not the party submitting such Company Acquisition Proposal has demonstrated committed financing in connection with such Company Acquisition Proposal (so long as the Company Board believes, after consultation with an Experienced Financial Advisor, that such party has the capacity to finance the Company Acquisition Proposal and receipt of financing would not be a condition to such party's obligation to close the Company Acquisition Transaction contemplated by the Company Acquisition Proposal),

ii.	even if the Company Acquisition Transaction contemplated by the Company Acquisition Proposal would be subject to the receipt of consents, approvals or waivers from Governmental Entities (so long as the Company Board has determined in good faith that the likelihood of the party submitting such Company Acquisition Proposal obtaining such consents, approvals or waivers in connection with such Company Acquisition

Transaction is no less than the likelihood, as of the date of the Confidentiality Agreement, that LGI would receive necessary consents, approvals or waivers from Governmental Entities in connection with the Mergers), and
iii. whether or not it has received advice from an Experienced Financial Advisor or Experienced Counsel;
provided, however, that, in connection with the foregoing, the Company Board may take into account such factors or take such actions that, in the exercise of its fiduciary duties, the Company Board deems necessary or appropriate in consideration of any such Company Acquisition Proposal; and
c. LGI waives any obligation of the Company to deliver more than one Section 5.2 Notice pursuant to Section 5.2(c) of the Merger Agreement, waives its right to any notice or negotiation period in connection with such Section 5.2 Notice in excess of three (3) Business Days and waives compliance by the Company with the provision set forth in the parenthetical in clause (iv) of Section 5.2(c) of the Merger Agreement; provided, however, that, in connection with a Company Acquisition Proposal, the Company Board may take such actions, in the exercise of its fiduciary duties, as it deems necessary or appropriate to solicit from LGI any proposals with respect to modifications to the terms of the Merger Agreement.
This waiver letter shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of Laws principles of the State of Delaware. This waiver letter shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. This waiver letter may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the undersigned parties and delivered to VMI.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

LIBERTY GLOBAL, INC.

By:
Name:
Title:

[Signature Page to Waiver Letter]

LIBERTY GLOBAL CORPORATION LIMITED

By:
Name:
Title:

[Signature Page to Waiver Letter]

LYNX US MERGERCO 1 LLC

By: LIBERTY GLOBAL, INC.,
its sole member and manager

By:
Name:
Title:

[Signature Page to Waiver Letter]

LYNX US MERGERCO 2 LLC

By: LYNX US MERGERCO 1 LLC,
Its sole member and manager

By: LIBERTY GLOBAL, INC.,
its sole member and manager

By:
Name:
Title:

[Signature Page to Waiver Letter]

VIPER US MERGERCO 1 LLC

By: LYNX EUROPE 2 LIMITED,
its sole member and manager

By:
Name:
Title:

[Signature Page to Waiver Letter]

VIPER US MERGERCO 2 LLC

By: VIPER US MERGERCO 1 LLC,
Its sole member and manager

By: LYNX EUROPE 2 LIMITED,
its sole member and manager

By:
Name:
Title:

[Signature Page to Waiver Letter]